Steben Managed Futures Strategy Fund

Supplement dated January 30, 2018

to the Prospectus dated July 28, 2017

Steben & Company, Inc., the investment manager to the Steben Managed Futures Strategy Fund, has entered into a new trading advisory agreement with Welton Investment Partners, LLC with the approval of the Fund’s Board of Trustees. Effective January 29, 2018, Steben allocated a portion of the Fund’s assets to Welton to manage according to the Welton Trend Program. Accordingly, the following sections of the Prospectus are modified as follows.

The “Trading Advisors” paragraph under the main heading “Summary of Steben Managed Futures Strategy Fund” on page 7 of the Prospectus is restated as follows:

Trading Advisors | Millburn Ridgefield Corporation, PGR Capital LLP, Revolution Capital Management LLC, Crabel Capital Management, LLC and Welton Investment Partners, LLC each serve as one of the Fund’s Trading Advisors with respect to the managed futures strategy of the Fund.

At the end of the section “Trading Advisors” under the main heading “Management of the Steben Managed Futures Strategy Fund” on page 19 of the Prospectus the following paragraph is being added:

Welton Investment Partners LLC has entered into a trading advisory agreement with the Adviser to manage a portion of the Fund’s assets using the Welton Trend Program. Welton is a California limited liability company formed in 1988. Welton’s main office is located at San Carlos 5th& 6th, Eastwood Building, Carmel, California. Welton is registered with the CFTC as a CTA and CPO and is a member of the NFA. The investment objective of Welton Trend Program is to reliably deliver managed futures trend following style class performance with a low cost investment program.

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INVESTORS SHOULD RETAIN THIS SUPPLEMENT WITH

THE PROSPECTUS FOR FUTURE REFERENCE